UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2015

UROPLASTY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-32632	41-1719250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 3, 2015, Uroplasty, Inc. issued a press release announcing that it will host a meeting for shareholders and analysts on Thursday, March 12, 2015, beginning at 3:00 pm Central Time, at Uroplasty’s corporate headquarters in Minnetonka, Minnesota. The meeting will feature a discussion of the proposed merger between Uroplasty and Vision-Sciences as well as a presentation by Dr. Roland Ugarte, who will discuss the roles that Urgent PC and EndoSheath have in today’s urology practices.  Dr. Ugarte is a Senior Partner of Urology Associates, a Minneapolis-based group of 15 urologic surgeons providing comprehensive care to over 75,000 patients and performing over 35,000 procedures each year.  As a past president of the Minnesota Urological Association, Dr. Ugarte is a recognized leader in the field of urology.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Uroplasty, Inc. dated March 3, 2015

Important Additional Information and Where to Find It

In connection with the proposed merger, Vision-Sciences has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Uroplasty and Vision-Sciences that also constitutes a prospectus of Vision-Sciences.  The registration statement was declared effective by the SEC on February 20, 2015.  On February 23, 2015, Uroplasty and Vision-Sciences filed the joint proxy statement/prospectus with the SEC.  On or about February 26, 2015, Uroplasty and Vision-Sciences mailed the joint proxy statement/prospectus to their respective shareholders.  Investors are urged to read the joint proxy statement/prospectus, because it contains important information.  The registration statement, joint proxy statement/prospectus and other documents filed by Uroplasty and Vision-Sciences with the SEC are available free of charge at the SEC's website (www.sec.gov) and from Uroplasty and Vision-Sciences.  Requests for copies of the joint proxy statement/prospectus and other documents filed by Uroplasty with the SEC may be made by contacting Brett Reynolds, Senior Vice President, Chief Financial Officer by phone at (952) 426-6152 or by email at brett.reynolds@uroplasty.com, and request for copies of the joint proxy statement/prospectus and other documents filed by Vision-Sciences may be made by contacting Gary Siegel, Vice President, Finance by phone at (845) 848-1085 or by email at gary.siegel@visionsciences.com.

Participants in the Solicitation

Uroplasty, Vision-Sciences, their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Uroplasty's and Vision-Sciences' respective shareholders in connection with the proposed transaction.  Information about the directors and executive officers of Uroplasty and their ownership of Uroplasty stock is set forth in Uroplasty's annual report on Form 10-K for the fiscal year ended March 31, 2014, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on July 22, 2014. Information regarding Vision-Sciences' directors and executive officers is contained in Vision-Sciences' annual report on Form 10-K for the fiscal year ended March 31, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on June 17, 2014.  Additional information regarding the participants in the solicitation of Uroplasty and Vision-Sciences shareholders has been included in the joint proxy statement/prospectus filed with the SEC on February 23, 2015 and mailed to their respective shareholders beginning on or about February 26, 2015.  These documents can be obtained free of charge from the sources indicated above.  Certain directors, executive officers and employees of Uroplasty and Vision-Sciences may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2015	UROPLASTY, INC.

	By:	/s/ Brett Reynolds
	Name:	Brett Reynolds
	Title:	Senior Vice President, Chief Financial Officer
and Corporate Secretary